UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 22, 2008 (January 21, 2008)

FIBERTOWER CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-21091	52-1869023
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

185 Berry Street Suite 4800 San Francisco, California	94107
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (415) 659-3500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On January 21, 2008, Mr. Michael K. Gallagher resigned from his position of President, Chief Executive Officer and Director of FiberTower to pursue other interests.  His resignation was effective January 21, 2008.  Mr. Gallagher’s resignation constituted a termination of his employment “other than for good reason” under Section 5(f) of his employment agreement with the Company, requiring 120 days notice by Mr. Gallagher.  As provided in the employment agreement, the Company has waived this 120 day notice period.  Pursuant to the terms of the employment agreement, the Company has paid Mr. Gallagher accrued salary, bonus and paid time off through the date of his resignation, and the Company will incur additional expenses of approximately $120,000 for salary and benefits for the 120 day notice period.

On January 21, 2008, FiberTower named Mr. Thomas A. Scott and Mr. Ravi Potharlanka as Co-Presidents to serve on an interim basis until a new Chief Executive Officer is appointed. FiberTower has designated Mr. Potharlanka as the Principal Executive Officer during the interim period for purposes of filings made with the SEC, and Mr. Scott will remain the Principal Financial Officer.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 21, 2008, FiberTower approved an amendment to its bylaws. The amendment provides for the ability to appoint more than one individual as Co-President. The amendment is filed herewith as exhibit 3.1 and is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On January 21, 2008, FiberTower issued a press release announcing Mr. Gallagher’s resignation and the appointment of Mr. Scott and Mr. Potharlanka as Co-Presidents.  A copy of that press release is attached as Exhibit 99.1 to this report.

In accordance with General Instruction B.2 of Form 8-K, the information in Exhibit 99.1 attached hereto is being furnished and is not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not otherwise subject to the liabilities of that section. Accordingly, the information in Exhibit 99.1 attached hereto will not be incorporated by reference into any filing made by FiberTower under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, unless specifically identified therein as being incorporated therein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)  Exhibits

Exhibit Number	Description
3.1	Amendment to Bylaws

99.1	Press release dated January 21, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIBERTOWER CORPORATION

Date: January 22, 2008	By:	/s/ Thomas A. Scott
	Name:	Thomas A. Scott
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
3.1	Amendment to Bylaws

99.1	Press release dated January 21, 2008